Exhibit 10.1

SHARE PURCHASE AGREEMENT

This Agreement (the “Agreement”) is made as of January 16th, 2009 by and between Mega Media Group, Inc., [a Nevada corporation] having an address at 1122 Coney Island Avenue, Brooklyn, NY 11235 (the “Company”), and Gap Asset Management (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, 7,700,000 shares of common stock of the Company’s common stock referred to as the “Shares”

WHEREFORE, the parties hereto hereby agree as follows:

1.           Sale of the Purchase Shares.  Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Company shall sell the Shares to the Buyer, and the Buyer shall purchase the Shares from the Company for an aggregate purchase price (the “Purchase Price”) of $77,000.00 to be paid in the following manner:

(a)	$77,000.00 at Closing (as defined below) by wire transfer to the Company;

2.           The Buyer will also have an option to purchase up to an additional 40,000,000 shares of the company at a price of $0.01 cents per share for a total of $400,000.00. This option will expire On January 29, 2009.

3.           Closing.

(a)  The Closing shall occur on January 20,2009. On the Closing Date, the Company shall sell the Shares to the Buyer.  At the Closing:

(i) The Company shall deliver to the Buyer share certificates for a total of 7,7000,000 shares of the Company

(ii) The Buyer shall pay the purchase price of $77,000.00 for the Shares by wire transfer to the Company pursuant to the wire instructions set forth on Schedule A attached hereto.

(b)  At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

(c)    All representations, covenants and warranties of the Buyer and the Company contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date.

4.           Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Buyer:

(a) The Company has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out the Company’s obligations hereunder.  No consent, approval or agreement of any individual or entity is required to be obtained by the Company in connection with the execution and performance by the Company of this Agreement or the execution and performance by the Company of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b) Other than as disclosed in its filings with the SEC, there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Company’s knowledge, threatened against the Company or any of the Company’s properties.  There is no judgment, decree or order against the Company that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

(c) Other than as disclosed in its filings with the SEC, there are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations pending or, to the Company’s knowledge, threatened against the Company or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation. No bankruptcy, receivership or debtor relief proceedings are pending or, to the Company’s knowledge, threatened against the Company.

(d) The Company has complied with, is not in violation of, and has not received any notices of violation with respect to, any U.S. Federal or State law, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business.    References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

5.           Representations and Warranties of the Buyer.  The Buyer hereby represents and warrants to the Company that Buyer has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.  No consent, approval or agreement of any individual or entity is required to be obtained by the Buyer in connection with the execution and performance by the Buyer of this Agreement or the execution and performance by the Buyer of any agreements, instruments or other obligations entered into in connection with this Agreement.

               (a)  Own Account.  The Buyer understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting the Buyer’s right to sell the Shares otherwise in compliance with applicable federal and state securities laws).  The Buyer is acquiring the Shares hereunder in the ordinary course of its business.  The undersigned acknowledges that (i) the Shares will be issued pursuant to applicable exemptions from registration under the Act and any applicable state securities laws, and (ii) the Shares have not been registered under the Act, in reliance on the exemption from registration provided by Section 4(2) thereof.  In connection therewith, the undersigned hereby covenants and agrees that it will not offer, sell, or otherwise transfer the Shares unless and until it obtains the consent of the Company and such Shares are registered pursuant to the Act and the laws of all jurisdictions which in the opinion of the Company may be applicable or unless such Shares are, in the opinion of the Company, otherwise exempt from registration thereunder.

(b)  Buyer Status.  At the time the Buyer was offered the Shares, it was, and at the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  The Buyer is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(c)  Experience of The Buyer.  The Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  The Buyer has had the opportunity to ask questions and obtain information necessary to make an investment decision.  To the extent the undersigned has taken advantage of such opportunity, they have received satisfactory answers concerning the purchase of the Shares.  Buyer understands that the offer and sale of the Shares is being made only by means of this Agreement.  Buyer understands that the Company has not authorized the use of, and Buyer confirms that Buyer is not relying upon any other information, written or oral, other than material contained in this Agreement, the Offering Memorandum accompanying this Agreement and the Transaction Documents.  The Buyer is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment and its financial condition is such that it has no need for liquidity with respect to its investment in the Shares to satisfy any existing or contemplated undertaking or indebtedness.  The Buyer has discussed with its professional, legal, tax and financial advisers the suitability of an investment in the Company by the undersigned for its particular tax and financial situation.  All information that the undersigned has provided to the Company concerning itself and its financial position is correct and complete as of the date set forth below, and if there should be any material change in such information, the undersigned will immediately provide such information to the Company.

(d)  General Solicitation.  The Buyer is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.  The Buyer did not enter into any discussions or initiate any contacts (in each case, regarding the offer or sale of the Shares) as a result of any General Solicitation, nor did the Buyer decide to enter into this Agreement as a result of any General Solicitation. As used herein, “General Solicitation” means any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

6.            Transfer Restrictions.

(a)  The Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Buyer, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Buyer under this Agreement.

(b)  The Buyers agree to the imprinting, so long as is required by this Section 5, of a legend on the Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION.

7.           Miscellaneous.

(a)  Entire Agreement.  This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement.  No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver.

(b) Severability.  If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

(c) Notices.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 7(c).  Notices shall be deemed to have been received on the date of personal delivery or telecopy or attempted delivery.  Notice shall be delivered to the parties at the following addresses:

If to the Buyer:                                     Gap Asset Management, LLC.

If to the Company:                               Mega Media Group, Inc.
1122 Coney Island Avenue
Brooklyn, NY 11235
Attn: Alex Shvarts

With a copy to:                                    Anslow & Jaclin, LLP
195 Route 9, Suite 204
Manalapan, NJ 07726
Attn: Gregg E. Jaclin, Esq.

Either party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

(d) Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.

(e) Parties to Pay Own Expenses.  Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses.

(f) Successors.  This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party.

(g) Further Assurances.  Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

(h) Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MEGA MEDIA GROUP, INC. By: /s/ Alex Shvarts Name: Alex Shvarts Title: CEO
By: Name: Title: